UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

¨	Preliminary Proxy Statement
¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

x	Definitive Proxy Statement
¨	Definitive Additional Materials
¨	Soliciting Materials Pursuant to § 240.14a-12

Z3 Enterprises, Inc.

(Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

x	No Fee Required
¨	Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

¨	Fee paid previously with preliminary materials.
¨	Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, schedule, or registration statement number:

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4.	Date filed:

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Z3 ENTERPRISES, INC.

27420 Breakers Drive

Wesley Chapel, FL 33544

NOTICE OF CONSENT REQUESTED FROM SHAREHOLDERS WITHOUT A SPECIAL MEETING

To the Shareholders of Z3 Enterprises, Inc.:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board of Directors”) of Z3 Enterprises, Inc., a Nevada corporation (the “Company”), is soliciting the written consent and approval from the holders of the Company's common stock to take corporate action approving and consenting to the following matters without the necessity of holding a special meeting of the shareholders:

·         To amend the Articles of Incorporation of the Company to change the Company’s name to “HPEV, Inc.” (the “Name Change”);

·         To amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of common stock from 95,000,000 to 100,000,000 (the “Common Stock Increase”);

·         To amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of preferred stock from 10,000,000 to 15,000,000 (the “Preferred Stock Increase,” the Common Stock Increase and Preferred Stock Increase together, the “Authorized Share Increases”); and

·         To Amend the Articles of Incorporation to authorize “blank check” preferred stock, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors (the “Blank Check Amendment, together with Name Change, Common Stock Increase, and Authorized Share Increases, the “Proposed Amendments”).

Your attention is directed to the Consent Statement accompanying this Notice which more fully describes the foregoing proposal.  The Board of Directors has fixed the close of business on February 17, 2012, as the record date (the “Record Date”) for the determination of the shareholders entitled to vote on the corporate actions for which consent and approval are being solicited.

This Notice of Consent Requested From Shareholders Without A Special Meeting, together with the Consent Statement and the accompanying Consent Card, are to be first mailed or otherwise distributed to Company shareholders on or about March 8, 2012.  The Board of Directors has fixed the close of business on March 28, 2012, as the date by which written consents and approvals are to be received by shareholders of record of a majority of the issued and outstanding common to effect the actions on the proposals for which consent is being sought.  Shares can be voted only if the holder completes, signs and returns the Consent Card concerning the proposals for which consent and approval are being solicited by the Board of Directors.

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The Board of Directors requests that you vote in connection with the corporate actions upon which consent and approval are being solicited.  To insure your participation you are urged to mark, date, sign and return the enclosed Consent Card as promptly as possible.  A failure to vote your shares will have the same effect as the withholding of consent for the proposed shareholder actions.

YOU MAY REVOKE YOUR CONSENT CARD IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT STATEMENT AT ANY TIME BEFORE ACTION AUTHORIZED BY SIGNED CONSENT CARDS BECOMES EFFECTIVE.

By Order of the Board of Directors

By: /s/ Quentin Ponder

Quentin Ponder, Chief Executive Officer

 Date: March 7, 2012

SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED CONSENT CARD SO THAT THEY ARE RECEIVED BY THE COMPANY PRIOR TO THE CLOSE OF BUSINESS ON MARCH 28, 2012.

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Z3 Enterprises, Inc.

27420 Breakers Drive

Wesley Chapel, FL 33544

CONSENT STATEMENT

To the Shareholders of Z3 Enterprises, Inc.:

This Consent Statement and the accompanying Consent Card are being furnished to the holders of common stock of Z3 Enterprises, Inc., a Nevada corporation (the “Company”), by the Board of Directors of the Company (the “Board of Directors”), in connection with the solicitation of written consents from shareholders of the Company to take action by shareholder consent as specified herein without the necessity of holding a special meeting of the shareholders, as permitted by Nevada law.

The Board of Directors is asking the shareholders of common stock of the Company to consent in writing and approve the following matters:

·         To amend the Articles of Incorporation of the Company to change the Company’s name to “HPEV, Inc.” (the “Name Change”);

·         To amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of common stock from 95,000,000 to 100,000,000 (the “Common Stock Increase”);

·         To amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of preferred stock from 10,000,000 to 15,000,000 (the “Preferred Stock Increase,” the Common Stock Increase and Preferred Stock Increase together, the “Authorized Share Increases”); and

·         To Amend the Articles of Incorporation to authorize “blank check” preferred stock, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors (the “Blank Check Amendment, together with Name Change, Common Stock Increase, and Authorized Share Increases, the “Proposed Amendments”).

The Board of Directors approved, and recommended the shareholders of the Company approve, the Proposed Amendments pursuant to a written consent dated February 15, 2012.  The Board of Directors has fixed the close of business on February 17, 2012, as the record date (the “Record Date”) for the determination of the shareholders entitled to vote on the corporate actions for which consent and approval are being solicited.

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before Consenting to the Proposed Amendments, a copy of which is attached hereto as Appendix A.

If the Name Change, Authorized Share Increases, and Blank Check Preferred Amendment approved by the Company’s shareholders, the Company will file such Proposed Amendments with the Nevada Secretary of State promptly after receipt of such approval. The Name Change, Authorized Share Increases, and Blank Check Preferred Amendment will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.

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This Consent Statement, together with the Notice of Consent Requested From Shareholders Without A Special Meeting and the accompanying Consent Card are to be first mailed or otherwise distributed to Company shareholders on or about March 8, 2012.

By Order of the Board of Directors

By: /s/ Quentin Ponder

Quentin Ponder, Chief Executive Officer

 Date: March 7, 2012

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GENERAL INFORMATION CONCERNING SOLICITATION

OF CONSENTS AND PROCEDURES

The Consent Procedure and Board Approval

The Name Change, the Authorized Share Increases and the Blank Check Preferred Amendment (together, the “Proposed Amendments”) require approval of the Company's shareholders under Nevada corporate law. The elimination of the need for a special meeting of shareholders to approve the Proposed Amendments is authorized by Section 1.10 of the Company’s Bylaws and Section 78.320(2) of the Nevada Revised Statutes (the “NRS”), which provides that the written consent of shareholders holding at least a minimum of the necessary voting power may be substituted for such a special meeting.  Pursuant to NRS Section 78.390(1)(b) and the Bylaws of the Company, a majority of the voting power is required in order to approve amendments to the Company's Articles of Incorporation to effectuate the Proposed Amendments.

 On February 15, 2012, the Board of Directors unanimously adopted resolutions approving the Proposed Amendments and recommended the Company’s shareholders approve the Proposed Amendments. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the Proposed Amendments as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors voted to proceed with the Proposed Amendments by obtaining the written consent of shareholders holding a majority of the voting power of the Company for approval of the Proposed Amendments.  The Company has no provision in its Articles of Incorporation which affects or alters the procedure for obtaining consent from shareholders as set forth herein.  Also, the Company's Bylaws specifically authorize the taking of action upon a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In the case of this solicitation of consents, written unrevoked Consent Cards from holders of record of a majority of the issued and outstanding shares of common stock as of the Record Date must be delivered to the Company to effect the actions as to which shareholder consent and approval are being sought hereunder.  The deadline for the delivery to the Company of written consents cards is the close of business on March 28, 2012.

The Record Date and Voting Rights

The Board of Directors has fixed the close of business on February 17, 2012, as the record date (the “Record Date”) for the determination of shareholders entitled to approve the Proposed Amendments.  Only shareholders of the Company as of the Record Date are entitled to tender and submit to the Company written Consent Cards whereby they vote on the Proposed Amendments described herein.  As of the close of business on the Record Date, there were 48,613,125 shares of common stock outstanding.   Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders. The majority of the voting power of the Company, or 24,306,563 shares, are required to pass each Proposed Amendment.

Solicitation of Consents

Solicitation of consents by the Board of Directors will initially be made by mail, but may also be made in person or by email, telephone, telecopy, telegram, facsimile or other means of communication by directors, officers and regular employees of the Company for no additional or special compensation.  In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries may be requested by the Company to forward proxy solicitation materials for shares of common stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out of pocket expenses incurred in connection therewith.  The cost of solicitation of written Consent Cards to approve and consent to the corporate action described herein will be borne by the Company.

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Effectiveness and Revocation of Consents

The Proposed Amendments proposed herein will be adopted when properly completed, unrevoked Consent Cards are signed by the holders of record of Company shareholders having the requisite voting power of the outstanding shares of common stock submitted to the Company; provided, however, that all Consent Cards will expire unless delivered and presented to the Company by the close of business on March 28, 2012.  Because a consent to corporate action is effective only if expressed by holders of record of majority of the voting power of the outstanding shares of common stock, the failure to execute a Consent Card has the same effect as the withholding of consent for any proposal.

The Company plans to present the results of a successful solicitation with respect to the corporate action proposed herein as soon as possible.  Shareholders are requested to tender and submit their completed Consent Cards to the Company at the following address:

Z3 Enterprises, INC.

27420 Breakers Drive

Wesley Chapel, FL 33544

Telephone: 813 929-1877
Facsimile: 813 929-1875

Abstentions and “broker non-votes” (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will have the same effect as the withholding of consent for any proposal.

If a Consent Card is properly signed and returned to the Company on or before the close of business on March 28, 2012, unless properly revoked, the shares represented by that Consent Card will be voted in accordance with the instructions specified thereon.  If a Consent Card is properly signed and returned to the Company on or prior to March 28, 2012, at the address above, without voting instructions, it will be voted IN FAVOR OF the Proposed Amendments.

An executed Consent Card may be revoked by a shareholder at any time before expiration by marking, dating, signing and delivering to the Company a written revocation before the time that the action authorized by the executed Consent Card becomes effective.  A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Consent Card previously given is no longer effective.  The delivery of a subsequently dated Consent Card which is properly marked, dated, signed and delivered to the Company will constitute a revocation of any earlier dated Consent Card.

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before Consenting to the Proposed Amendments, a copy of which is attached hereto as Appendix A.

No Appraisal Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to the Proposed Amendments.

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PROPOSED AMENDMENTS TO THE COMPANY’S CURRENT ARTICLES OF INCORPORATION.

The Board of Directors has unanimously approved, and is recommending to the shareholders of the Company for approval, the following amendments to the Current Articles (the “Proposed Amendments”):

(1) to amend the Articles of Incorporation of the Company to change the Company’s name to “HPEV, Inc.” (the “Name Change”);

(2) to amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of common stock from 95,000,000 to 100,000,000 (the “Common Stock Increase”);

(3) to amend the Articles of Incorporation of the Company to increase the Company’s number of authorized shares of preferred stock from 10,000,000 to 15,000,000 (the “Preferred Stock Increase,” the Common Stock Increase and Preferred Stock Increase together, the “Authorized Share Increases”);

(4) to amend the Articles of Incorporation to authorize “blank check” preferred stock, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors (the “Blank Check Preferred Amendment”).

The Board of Directors has approved, deemed advisable, and recommends that the shareholders of the Company approve, each of the Proposed Amendments. You must vote separately for each of the Proposed Amendments.

If any of Proposed Amendments are approved by the Company’s shareholders, the Company will file such Proposed Amendments with the Nevada Secretary of State promptly after receipt of such approval. The Proposed Amendments will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State.

The majority of the voting power of the Company, which constitutes an affirmative vote of 24,306,563 shares, are required to pass each Proposed Amendment.

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before Consenting to the Proposed Amendments, a copy of which is attached hereto as Appendix A.

PROPOSED AMENDMENT NO. 1

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO CHANGE OUR NAME TO “HPEV, Inc.”

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before Consenting to This Proposal, a copy of which is attached hereto as Appendix A.

Purpose and Effects of Proposed Amendment No. 1 to the Current Articles

The Board of Directors has adopted, subject to shareholder approval, an amendment to our current Articles of Incorporation (“Current Articles”) to change the Company’s name from “Z3 Enterprises, Inc.” to “HPEV, Inc.”

The amendment would revise the First Article of the Current Articles to read in full as follows:

“FIRST: The name of the corporation is HPEV, Inc.”

The Board of Directors believes that approval of the corporate name change as an amendment to the Current Articles is in the best interests of the Company and its shareholders.

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On March 29, 2011, the Company entered into a share exchange agreement to acquire HPEV, Inc. (“HPEV”), a Delaware corporation.

With the acquisition of HPEV, the Company’s direction changed. The Company now controls through HPEV one patent and has 8 others pending which cover heat pipes and a parallel vehicle platform. The Company intends to commercialize the patents by implementing and licensing a plug-in hybrid electric vehicle conversion system based on the parallel vehicle platform. The Company also intends to incorporate its heat pipe technology in automotive components such as brakes.

The Board of Directors believes the new name better communicates the Company’s changed business strategy of commercializing HPEV’s technology.

In connection with this name change, we will also seek to change our stock symbol and the CUSIP number for our Common Stock.  This amendment does not change the terms or rights of holders of our common stock.

PROPOSED AMENDMENTS NOS. 2 AND 3

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY’S COMMON AND PREFERRED STOCK

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before Consenting to These Proposals, a copy of which is attached hereto as Appendix A.

Purpose and Effects of Proposed Amendment Nos. 2 and 3 to the Current Articles

Proposed Amendment No. 2: Increase in Authorized Common Shares

As of the Record Date, the Company was authorized, pursuant it its Articles of Incorporation, to issue up to 95,000,000 shares of its common stock, and there were 48,613,125 shares of its common stock issued and outstanding.  The Board of Directors approved, subject to shareholder approval, an amendment to the Current Articles to increase the authorized share capital of the Company from 95,000,000 shares of common stock to 100,000,000 shares of common stock with the same par value of $0.001 per share.  The purpose of this proposed increase in authorized share capital is to make available additional shares of common stock for issuance for general corporate purposes, including financing activities and possible acquisitions, without the requirement of further action by the shareholders of the Company.  The Board of Directors has considered potential uses of the additional authorized shares of common stock, which may include the seeking of additional equity financing through public or private offerings, possible acquisitions, establishing employee or director equity compensation plans or arrangements or for other general corporate purposes.  Increasing the authorized number of shares of the common stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the shareholders.  The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company's best interests and in the best interests of the shareholders of the Company.

The shares of common stock do not carry any pre-emptive rights. The adoption of the increase in authorized share capital will not of itself cause any changes in the Company's capital accounts.  The increase in authorized share capital will not have any immediate effect on the rights of existing shareholders. However, the Board of Directors will have the authority to issue authorized shares of common stock without requiring future approval from the shareholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing shareholders' percentage equity ownership interests and could be issued at prices lower than the prices at which existing shareholders purchased their shares.  Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company.

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One of the effects of the increase in authorized share capital, if adopted, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company.  Such action, however, could discourage an acquisition of the Company which the shareholders of the Company might view as desirable.

The Company has no current plans, proposals or arrangements to issue any of the additional shares that will become authorized share capital of the Company pursuant to the Increase in Authorized Common Shares.

Proposal No. 3: Increase in Authorized Preferred Shares

As of the date of this Information Statement, the Company was authorized, pursuant it its Articles of Incorporation, to issue up to 10,000,000 shares of its preferred stock, and there were no shares of its preferred stock issued and outstanding.  The Board of Directors approved, subject to shareholder approval, an amendment to the Current Articles to increase the authorized share capital of the Company from 10,000,000 shares of preferred stock to 15,000,000 shares of preferred stock with the same par value of $0.001 per share.  The purpose of this proposed increase in authorized share capital is to make available additional shares of preferred for issuance for general corporate purposes, including financing activities and possible acquisitions, without the requirement of further action by the shareholders of the Company.  The Board of Directors has considered potential uses of the additional authorized shares of preferred stock, which may include the seeking of additional equity financing through public or private offerings, possible acquisitions, establishing employee or director equity compensation plans or arrangements or for other general corporate purposes.  Increasing the authorized number of shares of the preferred stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of preferred stock in most cases without the expense or delay of seeking further approval from the shareholders.  Preferred Stock allows the Company to be more flexible than common stock with the terms, privileges and preferences of the securities when offering them to potential investors.

The adoption of the increase in authorized share capital will not of itself cause any changes in the Company's capital accounts.  The increase in authorized share capital will not have any immediate effect on the rights of existing shareholders. However, if Proposed Amendment No. 4 is approved, the Board of Directors will have authority to issue and determine which rights such preferred stock will have, without requiring future approval from the shareholders of such issuances, except as may be required by applicable law. To the extent that additional authorized shares of preferred stock are issued in the future and are convertible into common stock, they could decrease the existing common stock shareholders' percentage equity ownership interests and could be issued at prices lower than the prices at which existing shareholders purchased their shares.  Any such issuance of additional shares of preferred stock that are convertible into common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of preferred stock of the Company. In addition, Preferred Stock can be issued with dividend and liquidation preferences senior to common stock holders which could reduce or eliminate the payment to stockholders in the event of a dividend or liquidation event of the Company. In addition, shareholders could face dilution of their voting power if the preferred shares are issued with super-voting rights.

One of the effects of the increase in authorized share capital, if adopted, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of preferred stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased by the conversion of Preferred Shares and would thereby dilute the interest of any party attempting to gain control of the Company.  Such action, however, could discourage an acquisition of the Company which the shareholders of the Company might view as desirable.

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The Company has no current plans, proposals or arrangements to issue any of the additional shares that will become authorized share capital of the Company pursuant to the Increase in Authorized Shares

The Board of Directors believes that the Authorized Share Increases described above are in the best interests of the Company and its shareholders for the reasons stated above.

The Board of Directors unanimously recommends that shareholders vote FOR Proposed Amendment Nos. 2 and 3.

PROPOSED AMENDMENT NO. 4

ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CONVERT OUR

AUTHORIZED PREFERRED STOCK INTO “BLANK CHECK” PREFERRED STOCK

We Urge Each Stockholder to Carefully Read the Proposed Amendments Before Consenting to This Proposal, a copy of which is attached hereto as Appendix A.

If the Proposed Amendment No. 4 is approved, the Third Article of the Articles of Incorporation would be amended to convert our authorized shares of preferred stock into shares of blank check preferred stock.

In the event Proposal 3 is not adopted, approval of this Proposal would convert our existing class of preferred stock into a class of “blank check” preferred stock. We currently have 10 million shares of preferred stock authorized.

In the event Proposal 3 is adopted, we would convert the increased class of preferred stock of 15 million shares into a class of “blank check” preferred stock.

The Current Articles of Incorporation does not contain sufficient details with respect to the preferences of any of the shares. As a result, should our board of directors desire to issue shares of preferred stock with specific preferences, it would require shareholder approval prior to each issuance. Blank check preferred stock means that the board of directors is given approval to issue any of the authorized shares from time to time, in such classes and amounts, and with such rights and preferences, as the board, in its sole discretion shall determine. In other words, if the shareholders consent to this proposal, they will have no further direct oversight and control over the issuances of any preferred stock in the future. In effect, you are waiving your current right to authorize any future issuances of preferred stock and, more importantly, you would be waiving your current right to vote on the designation of any rights, power and preferences attached to any class of preferred stock in the future.

The principal purpose to authorize additional shares of preferred stock is to provide us with additional financial flexibility to issue preferred stock for purposes which may be identified in the future, including, without limitation, to distribute to stockholders as a stock dividends, to raise equity capital, to make acquisitions through the use of preferred stock, and to effect other corporate transactions.

The availability of preferred stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. Conversion now of the preferred stock to blank check preferred stock would enable the Board of Directors to avoid the time (and expense) of seeking stockholder approval in connection with any such contemplated action. If this Proposal is approved by our stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of preferred stock, except as may be required by applicable law or the rules of any stock exchange or association upon which our securities may be listed, quoted or traded. As of the date hereof, we do not have any plans, proposals, or arrangements, written or otherwise, to issue any of the newly available authorized preferred shares. Approval of the proposal does not mean that we will necessarily enter into such a transaction, but our Board believes that it may make us a more attractive candidate for a corporate transaction for financing. No assurance can be given that approval of this proposal will lead to a corporate transaction or significant financing.

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The proposed preferred stock could have a variety of potentially negative effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of such authorized shares. The Board could authorize the issuance of a class or series of preferred stock with such rights and preferences as to greatly limit the likelihood of our common stockholders from receiving cash dividends or distributions upon our dissolution. In addition, shareholders could face dilution of their voting power if the preferred shares are issued with super-voting rights. Such preferred shares could also be given “poison pill” provisions that would dissuade potential suitors from acquiring us, thereby reducing an opportunity for our common shareholders to maximize the value of their shareholdings.

The Company has no current plans, proposals or arrangements to issue any of the blank check preferred shares that will become authorized share capital of the Company pursuant to the Proposed Amendment No. 4.

The Board of Directors unanimously recommends that shareholders vote FOR Proposed Amendment No. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of January 12, 2012 by (i) each person or group who is known by us to beneficially own more than 5% of our common stock; (ii) each director; (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group.  Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 27420 Breakers Drive, Wesley Chapel, FL 33544.  Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them.  The information in this table is as of February 17, 2012, based upon 48,613,125 shares of common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percentage of Common Stock

Judson Bibb, Director and Secretary	5,200,400		10.7%

Quentin Ponder, Chief Executive Officer	2,200,000		4.5%

All directors and executive officers as a group (2 persons)	7,400,400		15.2%

Ross Giles	2,576,000	(1)	5.3%
16601 92nd Ave N. Maple Grove, MN 55311
Tim Hassett	8,613,000	(2)	17.8%
Mark Hodowanec	8,800,000	(3)	18.1%

1) Includes 2,350,000 shares of common stock held by Ross Giles and 226,000 shares of common stock held by Phoenix Productions and Entertainment Group, LLC (“Phoenix”). Mr. Giles is the Managing Member of Phoenix and has the sole right to vote and dispose of the shares of the Company held by Phoenix. Mr. Giles was the former Chief Executive Officer, President, Treasurer and Secretary of the Company until the effectiveness of his resignation on October 20, 2011.

2) Mr. Hassett serves as Chairman of the Company’s wholly owned subsidiary HPEV, Inc.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the matters presented in this Consent Solicitation, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

CHANGE OF CONTROL

On March 29, 2011, the Company entered into a share exchange agreement to acquire HPEV, Inc. (“HPEV”), a Delaware corporation, which agreement was amended on June 14, 2011. The Company acquired one hundred percent of the shares of common and preferred stock in HPEV in exchange for the issuance of 22,000,000 shares of the Company’s common shares of stock which represents 45% of the Company’s current outstanding common stock.

According to the terms of the share exchange agreement and pending a change in the Company bylaws which has not occurred as of the Record Date, the Company’s Board of Directors agreed to designate Quentin Ponder and Tim Hassett as directors of the Company, as well as two independent representatives to be named later by the former owners of HPEV as additional directors.

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APPENDIX A

AMENDMENT TO ARTICLES OF INCORPORATION

If only the Proposed Amendment No. 1 is approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

If the Proposed Amendment No. 2 is approved, the Articles of Incorporation is hereby amended as follows:

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, (as such the Preferred stock may be further divided into an unlimited number of classes of “Preferred” stock as approved by a majority vote of the Board of Directors).

If the Proposed Amendment No. 3 is approved, the Articles of Incorporation is hereby amended as follows:

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 95,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value $0.001 per share (as such the Preferred stock may be further divided into an unlimited number of classes of “Preferred” stock as approved by a majority vote of the Board of Directors).

If only the Proposed Amendment No. 4 is approved, the Articles of Incorporation is hereby amended as follows:

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 105,000,000 shares consisting of 95,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 10,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

If the Proposed Amendments Nos. 1 and 2 are approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

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The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share, (as such the Preferred stock may be further divided into an unlimited number of classes of “Preferred” stock as approved by a majority vote of the Board of Directors).

If the Proposed Amendments Nos. 2 and 3 are approved, the Articles of Incorporation is hereby amended as follows:

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 115,000,000 shares consisting of 100,000,000shares of Common Stock, par value $0.001 per share, and 15,000,000 shares of Preferred Stock, par value $0.001 per share, (as such the Preferred stock may be further divided into an unlimited number of classes of “Preferred” stock as approved by a majority vote of the Board of Directors).

If the Proposed Amendments Nos. 3 and 4 are approved, the Articles of Incorporation is hereby amended as follows:

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 95,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 15,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

If the Proposed Amendments Nos. 1 and 3 are approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 95,000,000shares of Common Stock, par value $0.001 per share, and 15,000,000 shares of Preferred Stock, par value $0.001 per share, (as such the Preferred stock may be further divided into an unlimited number of classes of “Preferred” stock as approved by a majority vote of the Board of Directors).

If the Proposed Amendments Nos. 1 and 4 are approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

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The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 105,000,000 shares consisting of 95,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 10,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

If the Proposed Amendments Nos. 2 and 4 are approved, the Articles of Incorporation is hereby amended as follows:

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 10,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

If the Proposed Amendments Nos. 1, 2 and 3 are approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 115,000,000 shares consisting of 100,000,000shares of Common Stock, par value $0.001 per share, and 15,000,000 shares of Preferred Stock, par value $0.001 per share, (as such the Preferred stock may be further divided into an unlimited number of classes of “Preferred” stock as approved by a majority vote of the Board of Directors).

If the Proposed Amendments Nos. 2, 3 and 4 are approved, the Articles of Incorporation is hereby amended as follows:

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 115,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 15,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

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If the Proposed Amendments Nos. 1, 3 and 4 are approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 95,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 15,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

If the Proposed Amendments Nos. 1, 2 and 4 are approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

The total authorized capital stock of the Corporation shall be 110,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

The Third Article is hereby deleted in its entirety and replaced with the following:

The Board of Directors is authorized to divide the 10,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

If the Proposed Amendments Nos. 1, 2, 3 and 4 are approved, the Articles of Incorporation is hereby amended as follows:

The First Article is hereby deleted in its entirety and replaced with the following:

The name of the corporation is HPEV, Inc.

The Third Article is hereby deleted in its entirety and replaced with the following:

The total authorized capital stock of the Corporation shall be 115,000,000 shares consisting of 100,000,000 shares of Common Stock, par value $0.001 per share and 15,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board of Directors is authorized to divide the 15,000,000 shares of preferred stock, from time to time, into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations, or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such preferred stock into series may include, but is not limited to, the following provisions: preferences with respect to dividends, special or super voting powers, conversion rights into common stock, and preferences with respect to dissolutions and liquidations.

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CONSENT CARD

CONSENT BY SHAREHOLDERS OF Z3 ENTERPRISES, INC.

TO ACTION WITHOUT A MEETING

THIS CONSENT CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of record of Z3 Enterprises, Inc., a Nevada corporation (the “Company”), hereby consents to the following corporate action without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes with respect to all shares of common stock of the Company held by the undersigned.

Please mark your vote as indicated: x

IF NO DIRECTION IS MADE THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED AND VOTED IN FAVOR OF THE NAME CHANGE, THE COMMON STOCK INCREASE, THE PREFERRED STOCK INCREASE AND THE BLANK CHECK PREFERRED AMENDMENT.

1.      Resolved that the Articles of Incorporation of the Company be amended to change our name to “HPEV, Inc.”

CONSENT [ ]	WITHHOLD CONSENT [ ]	ABSTAIN [ ]

2.      Resolved that the Articles of Incorporation of the Company be amended to increase the Company’s number of authorized shares of common stock from 95,000,000 to 100,000,000.

CONSENT [ ]	WITHHOLD CONSENT [ ]	ABSTAIN [ ]

3.      Resolved that the Articles of Incorporation of the Company be amended to increase the Company’s number of authorized shares of preferred stock from 10,000,000 to 15,000,000.

CONSENT [ ]	WITHHOLD CONSENT [ ]	ABSTAIN [ ]

 4.      Resolved that the Articles of Incorporation of the Company be amended to authorize “blank check” preferred stock, which may be issued in one or more classes or series, with such rights, preferences, privileges and restrictions as will be fixed by our board of directors.

CONSENT [ ]	WITHHOLD CONSENT [ ]	ABSTAIN [ ]

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IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total number of shares Held:	___________ Common Shares
(Will apply to all shares held by the shareholder if not specified)
Please print name of shareholder:
Date of execution:	2012
Signature of shareholder
Signature of shareholder, if held jointly

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